Supplement dated September 1, 2009 to the Prospectus dated May 1, 2009 for the
Pacific Journey variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2009, as supplemented. The changes in this supplement are effective September 1, 2009, unless otherwise noted below.

Effective October 1, 2009, all references in the Prospectus to the current or annual charge percentage for the following optional living benefit riders will change to the following:

Flexible Lifetime Income Plus (Single)	1.50%
Flexible Lifetime Income Plus (Joint)	1.75%
Income Access	0.75%
Guaranteed Protection Advantage 3 (GPA 3)	0.95%

On November 20, 2009, there will be a Class Conversion concerning the GE Investments Total Return Fund.

The Board of Directors of the GE Investments Total Return Fund approved the conversion of the GE Investments Total Return Class 4 shares into GE Investments Total Return Class 3 shares (“the Conversion”). The Conversion will take place on November 20, 2009. The transfer of Account Value from Class 4 to Class 3 on the Conversion date will not count as a transfer in relation to the limitations outlined in the HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers and Market-timing Restrictions — Transfers subsection.

Any systematic transfers, systematic withdrawals or systematic Purchase Payments involving the GE Investments Total Return Class 4 Investment Option will be carried over to the GE Investments Total Return Fund Class 3 Investment Option, unless you instruct us otherwise.

All references in the Prospectus to the GE Investments Total Return Fund Class 4 Investment Option will be changed to GE Investments Total Return Fund Class 3.